July 2, 2001

Board of Trustees
The Hirtle Callaghan Trust
Five Tower Bridge
300 Barr Harbor Drive
Suite 500
West Conshohocken, PA 19428-2970

Re: Delegation of Responsibilities as a Foreign Custody Manager under Rule 17f-5 and Assumption by Delegate of Certain Responsibilities under Rule 17f-7

Dear Sirs:

     The Hirtle Callaghan Trust (the "Fund") and Bankers Trust Company, a New York banking corporation (the "Delegate"), have previously entered into a Custodian Agreement dated July 20, 1995 (the "Custodian Agreement"), pursuant to which the Delegate provides custody and related services to the Fund, including the use of foreign subcustodians and depositories, subject to the terms and conditions set forth therein. The Securities and Exchange Commission recently amended Rule 17f-5 and adopted Rule 17f-7, each under the Investment Company Act of 1940 (the "1940 Act"), concerning arrangements for foreign subcustodians and depositories, respectively. Pursuant to the provisions of Rule 17f-5(b), and subject to the terms and conditions set forth herein, you (the "Board") on behalf of the Fund hereby delegate and the Delegate hereby agrees to accept and assume certain responsibilities described herein concerning custody of (1) the Fund's investments for which the primary market is outside of the United States and (2) such cash and cash equivalents as are reasonably necessary to effect the Fund's transactions in such investments (such investments and cash shall hereinafter be referred to collectively as "Assets"). In addition, pursuant to the provisions of Rule 17f-7(a)(1), the Delegate assumes, subject to the terms and conditions set forth herein, certain analysis and monitoring functions related to foreign depositories.

     All references hereunder to the 1940 Act and to the rules and regulations thereunder shall be deemed to be a reference to such Act and its rules and regulations as they may be amended from time to time.

     1.   Representations of the Parties

     The Delegate represents and warrants that it is a US Bank within the meaning of Rule 17f-5(a)(7) under the 1940 Act and has the power and authority to execute, deliver and perform this Agreement.

     The Fund represents and warrants that the Board has determined that it is reasonable to rely on the Delegate to perform the responsibilities delegated by this Agreement and has duly authorized the execution and delivery of this Agreement on behalf of the Fund.

     2.   Jurisdictions Covered

     The authority delegated by this Agreement subject to the provisions of the last paragraph of this Section 2 applies with respect to Assets held in the jurisdictions covered by the Delegate's subcustodial network and approved by the Fund or authorized for investment by the Fund's officers or investment adviser. A listing of the Delegate's subcustodial network as of the date hereof is attached hereto as Annex A. Jurisdictions in the Delegate's network may be added and the subcustodial network may be modified from time to time by notice ("flash notice") from the Delegate to the Fund. Flash notices may be sent by the Delegate to the Fund by e-mail, over the internet or by other similar electronic means to the Fund's address set forth in Section 11 or otherwise furnished by the Fund to the Delegate. The Delegate's responsibility and authority with respect to jurisdictions so added shall commence, subject to the provisions of the last paragraph of this Section 2, on the date of, or set forth in, the flash notice.

     Each of the Fund and the Delegate may withdraw its delegation or its acceptance of such delegation with respect to any jurisdiction upon written notice to the Delegate or the Fund, as the case may be. Such withdrawal shall be effective thirty (30) days after receipt of such notice by the party to which notice has been sent and thereafter the Delegate shall have no further responsibility or authority under this Agreement with respect to the jurisdiction or jurisdictions as to which authority or acceptance of delegation is so withdrawn.

     3.   Delegation of Authority to Act as Foreign Custody Manager

     (a) Subject to the provisions of this Agreement and the requirements of applicable law, including Rule 17f-5 under the 1940 Act, the Delegate is authorized to place and maintain Assets in the care of any Eligible Foreign Custodian or Custodians within the meaning of Rule 17f-5(a)(1) of the 1940 Act in each jurisdiction to which this Agreement applies and to enter into on behalf of the Fund such written contract or contracts governing the Fund's foreign custody arrangements with such Eligible Foreign Custodian or Custodians as the Delegate deems appropriate.

     (b)  In addition,  subject to the  requirements of the 1940 Act,  including
Section 17(f) thereof, and any other applicable law or regulation, the Delegate is authorized to place and maintain Assets in the care of any person (a "Permissible Foreign Custodian") with which Assets may be placed and maintained outside of the United States under the 1940 Act other than pursuant to Rule 17f-5 thereunder or under an order of the Securities and Exchange Commission and to enter into on behalf of the Fund such written contract governing the Fund's foreign custody arrangements with such Permissible Foreign Custodian as the Delegate deems appropriate.

     (c) The authority granted in (a) and (b) of this paragraph 3 shall include, subject to the same limitations set forth therein, the authority to withdraw Assets from an Eligible Foreign Custodian or Permissible Foreign Custodian in any jurisdiction in which this Agreement applies and place and maintain the Assets so withdrawn in the care of another Eligible Foreign Custodian or Permissible Foreign Custodian in the same jurisdiction and to enter into appropriate written contracts governing the Fund's foreign custody arrangements with such Eligible Foreign Custodian or Permissible Foreign Custodian.

     4.   Monitoring of Eligible Foreign Custodians and Contracts

     In each case in which the Delegate has exercised the authority delegated under this Agreement under Section 3(a) to place Assets with an Eligible Foreign Custodian, the Delegate is authorized to, and shall on behalf of the Fund, establish a system reasonably designed to monitor the appropriateness of maintaining the Fund's Assets with such Eligible Foreign Custodian and the contract with such Eligible Foreign Custodian. If an arrangement with an Eligible Foreign Custodian no longer meets the requirements of Rule 17f-5(c), the Delegate will withdraw the Assets from such entity as soon as reasonably practicable and deposit such Assets with another Eligible Foreign Custodian in the same jurisdiction, if available, under arrangements which satisfy the requirements of Rule 17f-5(c).

     5.   Guidelines and Procedures for the Exercise of Delegated Authority

     (a) In exercising its delegated authority under this Agreement, the Delegate may assume, for all purposes, that the Board (or the Fund's investment adviser pursuant to authority delegated by the Board) has considered and, pursuant to its fiduciary duties to the Fund and its shareholders, determined to accept such country risk as is incurred by placing and maintaining Assets in the jurisdictions to which this Agreement applies. The Delegate will accept instructions from such party or parties as may be authorized pursuant to the provisions of the Custodian Agreement to settle transactions with respect to and hold such Assets in the jurisdictions set forth in such instructions in reliance on the foregoing assumption. In exercising its delegated authority under this Agreement, the Delegate may also assume that the Board (or the Fund's investment adviser pursuant to authority delegated by the Board) has, and will continue to monitor such country risk to the extent that the Board deems necessary or appropriate. Nothing in this Agreement shall require the Delegate to make any selection or to engage in any monitoring on behalf of the Fund that would entail the consideration of country risk, except as expressly hereinafter provided in
Section 6 with respect to securities depositories. For purposes of this Section 5(a), country risk means all factors reasonably related to the systemic risk of holding assets in a particular country, including, without limitation, such country's financial infrastructure (including any securities depositories operating in such country); prevailing custody and settlement practices; and laws and regulations applicable to the safekeeping and recovery of assets held in custody.

     (b) In exercising the authority delegated under this Agreement to place Assets with an Eligible Foreign Custodian, the Delegate shall determine that Assets will be held by such Eligible Foreign Custodian subject to reasonable care based on the standards applicable to custodians in the market in which the Assets will be held after considering all factors relevant to the safekeeping of such Assets, including, without limitation, those set forth in Rule 17f-5(c)(1) of the 1940 Act.

     (c) In exercising the authority delegated under this Agreement to enter into written contracts governing the Fund's foreign custody arrangements with an Eligible Foreign Custodian, the Delegate shall determine that such contracts (or, in the case of a securities depository other than a compulsory securities depository, such contract, the rules or established practices and procedures of such depository, or any combination of the foregoing) provide reasonable care for Assets based on the standards applicable to Eligible Foreign Custodians in the relevant market. In making this determination, the Delegate shall consider the provisions of Rule 17f-5(c)(2) of the 1940 Act.

     6.   Securities Depositories

     (a) The Delegate shall, for evaluation by the Fund or its adviser, provide an analysis of the custody risks associated with maintaining the Fund's Assets with each Eligible Securities Depository (as defined in Rule 17f-7, which term shall for the purposes of this Section 6 include any other securities depository for which the SEC by exemptive order has permitted registered investment companies to maintain their assets) utilized directly or indirectly by the Delegate as of the date hereof (or, in the case of an Eligible Securities Depository not so utilized as of the date hereof, prior to the initial placement of the Fund's Assets at such Depository) and at which any Assets of the Fund are held or are expected to be held. The Delegate shall monitor the custody risks associated with maintaining the Fund's Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify the Fund or its adviser of any material changes in such risks.

     (b) Based on the information available to it in the exercise of diligence, the Delegate shall determine the eligibility under Rule 17f-7 of each securities depository before maintaining the Fund's Assets therewith and shall promptly advise the Fund if any Eligible Securities Depository ceases to be so eligible. A list of Eligible Securities Depositories used by the Delegate directly or indirectly as of the date hereof is listed in Annex A attached hereto. From time to time, Eligible Securities Depositories may, subject to Rule 17f-7(a)(11)(A), be added to the list by flash notice or other means of communication.

     (c) The Delegate need not commence performing any of the duties set forth in this Section 6 prior to July 2, 2001, but the Delegate shall advise the Fund if it is prepared to commence such duties prior to such date as to particular depositories.

     7.   Standard of Care

     In exercising the authority delegated under this Agreement and in fulfilling its responsibilities under Section 6(a), the Delegate will exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of Assets would exercise but subject to the provisions of this Agreement, including, without limitation, paragraph 5(a) above.

     8.   Notification of Custodial Placement

     The Delegate agrees to provide written reports notifying the Board of the placement of Assets with a particular Eligible Foreign Custodian or Permissible Foreign Custodian and of any material change in the Fund's foreign custody arrangements. Such reports shall be provided to the Board at such times as the Fund and the Delegate may agree in writing.

     9.   Fees and Expenses

     The Delegate shall charge fees and be reimbursed for expenses for performing its functions under this Agreement as may be agreed between the parties hereto.

     10.  Effectiveness and Termination

     This Agreement shall become effective as of the date set forth above upon the execution and delivery of this Agreement or a counterpart thereof by each party thereto to the other party. This Agreement may be terminated at any time, without penalty, by either party hereto, by written notice from the terminating party to the non-terminating party. Such termination shall become effective 30 days after receipt by the non-terminating party of such notice. This Agreement shall also terminate upon the effectiveness of termination of the employment of the Delegate as custodian of Assets.

     11.  Notices

     Except as otherwise provided in Sections 2 and 6, all communications and notices between the parties hereto in connection herewith (a) shall be in writing, hand delivered or sent by telex, telegram, cable, facsimile, internet or other means of electronic communication agreed upon by the parties hereto addressed as follows:

     If to the Fund, to:

     The Hirtle Callaghan Trust
     c/o Hirtle Callaghan & Co., Inc.
     Five Tower Bridge
     300 Barr Harbor Drive, Suite 500
     West Conshocken, PA 19428-2970

     With a copy to:

     Laura Anne Corsell, Esq.
     7307 Elbow Lane
     Philadelphia, PA 19119

     If to the Delegate, to:


or in either case to such other address as shall have been furnished to the receiving party pursuant to the provisions hereof and (b) shall be deemed effective when received, or, in the case of a telex, when sent to the proper number and acknowledged by a proper answerback.

     12.  Governing Law and Successors and Assigns

     This Agreement shall be construed in accordance with the laws of the State of New York and shall not be assignable by either party but shall bind the successors in interest of the Board and the Delegate. Any suit, action or proceeding arising out of this Agreement may be instituted in any State or Federal court sitting in the City of New York, State of New York, United States of America, and the Fund irrevocably submits to the exclusive jurisdiction of any such court in any such suit, action or proceeding and waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that such suit, action or proceeding was brought in an inconvenient forum. Each party hereto irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified air mail, postage prepaid, to the other party at its address set forth in Section 10 above or in any other manner permitted by law.

     13.  Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.  Miscellaneous.

     (a) If any provision of this Agreement is held or made invalid by a court or regulatory agency decision, statute, rule or otherwise, the remainder of the Agreement will continue to be valid and enforceable.

     (b) If any provisions of this Agreement shall be deemed to contradict any provisions of the Custodian Agreement, the provisions of this Agreement shall govern with respect to the rights and obligations covered hereby.

     (c) The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions of the Agreement or otherwise affect their meaning or interpretation.

     If the foregoing correctly sets forth our understanding, please execute in the space provided below and return to the undersigned the enclosed copy of this Agreement.

                                        Very truly yours,

                                        BANKERS TRUST COMPANY


                                        By:
                                            ------------------------------------

AGREED AS SET FORTH ABOVE

THE HIRTLE CALLAGHAN TRUST


By:
    ------------------------------------

                                     ANNEX A
                                     -------

                              SUBCUSTODIAL NETWORK
                              --------------------

--------------------------------------------------------------------------------------------------
    JURISDICTION               NAME OF SUBCUSTODIAN                    NAME OF DEPOSITORY
    ============               ====================                    ==================
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Argentina               Citibank, N.A., Argentina             Caja de Valores, S.A.
--------------------------------------------------------------------------------------------------
                        Deutsche Bank S.A., Argentina         Caja de Valores, S.A.
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Australia               National Australia Bank Limited,      (1) Austraclear Limited
                        Melbourne                             (2) The Clearing House Electronic
                                                              Sub-Register System
                                                              (3) The Reserve Bank Information
                                                              and Transfer System
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Austria                 Bank Austria, Vienna                  Wertpapiersarmmelbank bei der
                                                              Oesterreichische Kontrollbank AG
--------------------------------------------------------------------------------------------------
                        Deutsche Bank AG, Vienna              Wertpapiersarmmelbank bei der
                                                              Oesterreichische Kontrollbank AG
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Bangladesh              Standard Chartered Bank, Dhaka        None
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Belgium                 Fortis Bank, Brussels                 (1) Caisse Interprofessionnelle de
                                                              Depots et de Virements de Titres
                                                              S.A.
                                                              (2) Banque Nationale de Belgique
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Botswana                Barclays Bank of Botswana             None
                        Limited, Gaborone
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Brazil                  Citibank, N.A., Sao Paolo             (1) Companhia Brasileira de
                                                              Liquidacao e Custodia
                                                              (2) Sistema Especial de Liquidacao
                                                              e Custodia
--------------------------------------------------------------------------------------------------
                        Deutsche Bank S.A. - Banco            (1) Companhia Brasileira de
                        Alemao, Sao Paolo                     Liquidacao e Custodia
                                                              (2) Sistema Especial de Liquidacao
                                                              e Custodia
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Canada                  The Royal Bank of Canada,             The Canadian Depository for
                        Toronto                               Securities Limited
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Chile                   Citibank, N.A., Santiago              Deposito Central de Valores S.A.
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
People's Republic of    Deutsche Bank AG, Hong Kong           The Shanghai Securities Central
China-Shanghai                                                Clearing and Registration
                                                              Corporation
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
People's Republic of    Deutsche Bank AG, Hong Kong           The Shenzhen Securities Central
China-Shenzhen                                                Clearing Co., Ltd.
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Colombia                Cititrust Colombia, S.A., Bogota      (1) Deposito Central de Valores
                                                              (2) Deposito Centralizado de
                                                               Valores
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Czech Republic          Ceskoslovenska Obchodni Banka,        (1) Stredisko Cennych Papiru
                        A.S., Prague                          (2) The Czech National Bank
--------------------------------------------------------------------------------------------------
                        Deutsche Bank AG, Prague              (1) Stredisko Cennych Papiru
                                                              (2) The Czech National Bank
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Denmark                 Den Danske Bank, Copenhagen           Vaerdipapircentralen - The Danish
                                                              Securities Center
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Ecuador                 Citibank, N.A., Quito                 None
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Egypt                   Citibank, N.A., Cairo                 The Misr Company for Clearing,
                                                              Settlement and Central Depository
--------------------------------------------------------------------------------------------------
                        The National Bank of Egypt, Cairo     The Misr Company for Clearing,
                                                              Settlement and Central Depository
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Finland                 Merita Bank Plc, Helsinki             The Finnish Central Securities
                                                              Depository Ltd.
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
France                  BNP Paribas, Paris                    Societe Interprofessionnelle pour la
                                                              Compensation des Valeurs
                                                              Mobilieres
--------------------------------------------------------------------------------------------------
                        Deutsche Bank AG, Paris               Societe Interprofessionnelle pour la
                                                              Compensation des Valeurs
                                                              Mobilieres
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Germany                 Deutsche Bank AG, Frankfurt           Clearstream Banking AG
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Ghana                   Barclays Bank of Ghana Limited,       None
                        Accra
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

                                        2

--------------------------------------------------------------------------------------------------

Greece                  The National Bank of Greece S.A.,     The Central Securities Depository
                        Athens                                (C.S.D.)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Hong Kong               Deutsche Bank AG, Hong Kong           (1) Central Clearing and Settlement
                                                              System
                                                              (2) The Central Money Markets
                                                              Unit
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Hungary                 Bank Austria Creditanstalt            KELER - The Central Depository
                                                              and Clearing House (Budapest) Ltd.
--------------------------------------------------------------------------------------------------
                        Citibank, Budapest Rt., Budapest      KELER - The Central Depository
                                                              and Clearing House (Budapest) Ltd.
--------------------------------------------------------------------------------------------------
                        Deutsche Bank Rt., Budapest           KELER - The Central Depository
                                                              and Clearing House (Budapest) Ltd.
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
India                   Deutsche Bank AG, Mumbai              The National Securities Depository
                                                              Limited
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Indonesia               Deutsche Bank AG, Jakarta             (1) Bank Indonesia
                                                              (2) PT Kustodian Sentral Efek
                                                              Indonesia/PT KSEI
--------------------------------------------------------------------------------------------------
                        Standard Chartered Bank, Jakarta      (1) Bank Indonesia
                                                              (2) PT Kustodian Sentral Efek
                                                              Indonesia/PT KSEI
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Ireland                 Allied Irish Bank, PLC, Dublin        (1) The Central Bank of Ireland
                                                              Securities Settlements Office
                                                              (2) CRESTCo Limited
--------------------------------------------------------------------------------------------------
                        Bank of Ireland, Dublin               (1) The Central Bank of Ireland
                                                              Securities Settlements Office
                                                              (2) CRESTCo Limited
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Israel                  Bank Leumi Le-Israel B.M., Tel        The Clearing House of The Tel Aviv
                        Aviv                                  Stock Exchange
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Italy                   Banca Commerciale Italiana, Milan     (1) Monte Titoli, S.p.A.
                                                              (2) Banca d'Italia
--------------------------------------------------------------------------------------------------
                        BNP Paribas Italian Branch            (1) Monte Titoli, S.p.A.
                                                              (2) Banca d'Italia
--------------------------------------------------------------------------------------------------
                        Citibank, N.A., Milan                 (1) Monte Titoli, S.p.A.
                                                              (2) Banca d'Italia
--------------------------------------------------------------------------------------------------
                        Deutsche Bank Societa per Azioni,     (1) Monte Titoli, S.p.A.
                        Milan                                 (2) Banca d'Italia
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

                                        3

--------------------------------------------------------------------------------------------------
Japan                   The Bank of Tokyo Mitsubishi,         (1) The Japan Securities Depository
                        Ltd., (BTM)                           Center
                                                              (2) The Bank of Japan
--------------------------------------------------------------------------------------------------
                        Dai Ichi Kangyo Bank Ltd., Tokyo      (1) The Japan Securities Depository
                                                              Center
                                                              (2) The Bank of Japan
--------------------------------------------------------------------------------------------------
                        The Sumitomo Bank, Ltd., Tokyo        (1) The Japan Securities Depository
                                                              Center
                                                              (2) The Bank of Japan
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Jordan                  Arab Bank, PLC, Amman                 None
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Kenya                   Barclays Bank of Kenya Limited,       The Central Bank of Kenya
                        Nairobi
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Luxembourg              Banque Generale du Luxembourg,        None
                        Luxembourg
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Malaysia                Deutsche Bank (Malaysia) Berhad,      (1)  Malaysian Central Depository
                        Kuala Lumpur                          Sdn. Bhd.
                                                              (2)  Bank Negara Malaysia
--------------------------------------------------------------------------------------------------
                        United Overseas Bank (Malaysia)       (1) Malaysian Central Depository
                        Bhd, Kuala Lumpur                     Sdn. Bhd.
                                                              (2) Bank Negara Malaysia
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Malta                   Bank of Valletta PLC                  Malta Stock Exchange - Central
                                                              Securities Depository (C.S.D.)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Mauritius               The Hongkong and Shanghai             Central Depository and Settlement
                        Banking Corporation Limited, Port     Co. Ltd.
                        Louis
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Mexico                  Banco Nacional de Mexico              (1) S.D. Indeval, S.A., de C.V.
                        (Banamex), Santa Fe                   (2) Banco de Mexico
--------------------------------------------------------------------------------------------------
                        Bancomer, S.A., Institucion de        (1) S.D. Indeval, S.A., de C.V.
                        Banca Multiple, Grupo Financiero,     (2) Banco de Mexico
                        Mexico City
--------------------------------------------------------------------------------------------------
                        Citibank Mexico, S.A., Mexico City    (1) S.D. Indeval, S.A., de C.V.
                                                              (2) Banco de Mexico
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Morocco                 Banque Marocaine du Commerce          MAROCLEAR
                        Exterieur, Casablanca
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

                                        4

--------------------------------------------------------------------------------------------------
Netherlands             Deutsche Bank AG, Amsterdam           Nederlands Centraal Instituut voor
                                                              Giraal Effectenverkeer B.V.
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
New Zealand             National Bank of Australia Limited    New Zealand Central Securities
                                                              Depository Limited
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Norway                  Den Norske Bank ASA, Oslo             Verdipapirsentralen - The
                                                              Norwegian Central Securities
                                                              Depository (VPS)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Pakistan                Deutsche Bank AG, Karachi             The Central Depository Company of
                                                              Pakistan Limited
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Peru                    Citibank, N.A., Lima                  Caja de Valores y Liquidaciones,
                                                              S.A.
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Philippines             Deutsche Bank AG, Manila              (1) The Philippines Central
                                                              Depository Inc.
                                                              (2) The Registry of Scripless
                                                              Securities
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Poland                  Citibank Poland, S.A., Warsaw         (1) The National Depository of
                                                              Securities
                                                              (2) The National Bank of Poland
--------------------------------------------------------------------------------------------------
                        Deutsche Bank Polska S.A.,            (1) The National Depository of
                        Warsaw                                Securities
                                                              (2) The National Bank of Poland
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Portugal                Banco Comercial Portugues, S.A.,      Central de Valores Mobiliarios
                        Lisbon
--------------------------------------------------------------------------------------------------
                        Banco Espirito Santo S.A.             Central de Valores Mobiliarios
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Russia                  ZAO Bank "Credit Suisse First         Vneshtorgbank
                        Boston AO", Moscow
--------------------------------------------------------------------------------------------------
                        Deutsche Bank Ltd., Moscow            None
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Singapore               Deutsche Bank AG, Singapore           The Central Depository (Pte)
                                                              Limited
--------------------------------------------------------------------------------------------------
                        United Overseas Bank Ltd.,            The Central Depository (Pte)
                        Singapore                             Limited
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

                                        5

--------------------------------------------------------------------------------------------------
Slovak Republic         Bank Austria AG Vienna                (1) Stredisko Cennych Papierov
                                                              (2) The National Bank of Slovakia
--------------------------------------------------------------------------------------------------
                        Ceskoslovenska Obchodni Banka,        (1) Stredisko Cennych Papierov
                        A.S., Bratislava                      (2) The National Bank of Slovakia
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
South Africa            ABSA Bank Limited, Johannesburg       The Central Depository (Pty) Ltd.
--------------------------------------------------------------------------------------------------
                        Standard Corporate and Merchant       The Central Depository (Pty) Ltd.
                        Bank. A division of The Standard
                        Bank of South Africa
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
South Korea             Deutsche Bank AG, Seoul               The Korean Securities Depository
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Spain                   Deutsche Bank Sociedad Anonima        (1) Servico de Compensacion y
                        Espanola, Barcelona                   Liquidacion de Valores, S.A.
                                                              (2) Banco de Espana
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Sri Lanka               Deutsche Bank AG, Colombo             The Central Depository System
                                                              (Pvt) Limited
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Sweden                  Svenska Handelsbanken, Stockholm      Vardepapperscentralen (PC)
                                                              Swedish Central Securities
                                                              Depository and Clearing
                                                              Organization
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Switzerland             Credit Suisse First Boston, Zurich    SIS SEGAINTERSETTLE AG
--------------------------------------------------------------------------------------------------
                        UBS AG, Zurich                        SIS SEGAINTERSETTLE AG
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Taiwan                  Deutsche Bank AG, Taipei              The Taiwan Securities Central
                                                              Depository Company, Ltd.
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Thailand                Deutsche Bank AG, Bangkok             The Thailand Securities Depository
                                                              Company Limited
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Tunisia                 Banque Internationale Arabe de        STICODEVAM
                        Tunisie, Tunis
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Turkey                  Ottoman Bank                          (1) Takasbank - ISE Settlement and
                                                              Custody Bank Inc.
                                                              (2) The Central Bank of Turkey
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
United Kingdom          Deutsche Bank AG, London              (1) The Central Moneymarkets
                                                              Office
                                                              (2) CRESTCo Limited
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

                                        6

--------------------------------------------------------------------------------------------------
Venezuela               Citibank, N.A., Caracas               (1) The Caja Venezolana de
                                                              Valores S.A.C.A.
                                                              (2) Banco Central de Venezuela
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Zambia                  Barclays Bank of Zambia Limited,      (1) The LuSE Central Share
                        Lusaka                                Depository Limited
                                                              (2) The Bank of Zambia
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Zimbabwe                Barclays Bank of Zimbabwe             None
                        Limited, Harare
--------------------------------------------------------------------------------------------------

                                        7